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                                 PROMISSORY NOTE
                                 ---------------

$5,535,000                                              Harrisburg, Pennsylvania

                                                          ________________, 2003
                                       To be delivered on ________________, 2003

         FOR VALUE RECEIVED, the undersigned, NEWPORT PLAZA ASSOCIATES, L.P., a Delaware limited partnership, d/b/a Newport Plaza Shopping Center, with an office in care of Cedar Bay Realty Advisors, Inc., 44 South Bayles Avenue, Suite 304, Port Washington, New York 11050 ("Maker"), promises to pay to the order of CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania state chartered savings bank, with an office at 2001 Market Street, 6th Floor, Philadelphia, Pennsylvania 19103-7053, or any successor holder of this Note ("Payee"), the principal sum of FIVE MILLION FIVE HUNDRED THIRTY FIVE THOUSAND DOLLARS ($5,535,000), or so much thereof as has been advanced to Maker pursuant to the Loan Agreement (as hereinafter defined), together with interest at the rates and at the times specified in the Loan Agreement.

         1. Loan Documents. This Note is issued pursuant to that certain Loan Agreement dated this date (as amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), between Maker and Payee, to which Loan Agreement reference is hereby made for a statement of all of the terms and conditions under which the Loan is being made, and is entitled to the benefit and security of the Loan Documents. Capitalized terms used in this Note without definition shall have the same meanings ascribed to those terms in the Loan Agreement.

         2. Principal and Interest. The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement. Interest thereon shall be paid until such principal amounts are paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         3. Payments. Payments of both principal and interest shall be made without set-off, counterclaim or other deduction of any nature at the office of Payee located at 2001 Market Street, 6th Floor, Philadelphia, Pennsylvania 19103-7053, in immediately available funds and otherwise in accordance with the requirements of the Loan Agreement.

         4. Event of Default; Acceleration. Upon and after the occurrence of an Event of Default, this Note may, as provided in the Loan Agreement, and without demand, notice or legal process of any kind (except as may be expressly provided in the Loan Documents), be declared, and immediately shall become, due and payable.

         5. Remedies. Upon and after the occurrence of an Event of Default, Maker's payment and performance obligations hereunder and under the Loan Documents may be enforced and recovered in whole or in part at any time and from time to time by one or more of the remedies provided to Payee in the Loan Agreement or in any other Loan Document or as otherwise provided at law or in equity, all of which remedies are cumulative and concurrent.

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         6. Waivers. Maker waives diligence, demand, presentment, protest and notice of nonpayment, protest and any renewals or extensions of this Note.

         7. Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         8. Amendments. This Note may only be amended by an instrument in writing signed by both Maker and Payee.

         9. Captions. The captions or headings of the paragraphs of this Note are for convenience only and shall not control or affect the meaning or construction of any of the terms or provisions of this Note.

         10. CONFESSION OF JUDGMENT. THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST MAKER. IN GRANTING THIS WARRANT OF ATTORNEY, MAKER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, AND ON THE ADVICE OF ITS SEPARATE COUNSEL, UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS WITH RESPECT TO SUCH WARRANT AND ANY EXECUTION THEREON THAT MAKER MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA.

         UPON THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF RECORD, OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMON WEALTH OF PENNSYLVANIA OR ELSEWHERE, TO APPEAR FOR MAKER AT ANY TIME OR TIMES, IN ANY SUCH COURT IN ANY ACTION BROUGHT AGAINST MAKER WITH RESPECT TO THE AGGREGATE AMOUNTS PAYABLE HEREUNDER, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST MAKER FOR ALL SUMS PAYABLE BY MAKER TO PAYEE HEREUNDER, AS EVIDENCED BY AN AFFIDAVIT SIGNED BY A DULY AUTHORIZED DESIGNEE OF PAYEE SETTING FORTH SUCH AMOUNT THEN DUE FROM MAKER TO PAYEE, PLUS REASONABLE ATTORNEYS FEES, WITH COSTS OF SUIT, RELEASE OF PROCEDURAL ERRORS. IF A COPY OF THIS NOTE, VERIFIED BY AFFIDAVIT, SHALL HAVE BEEN FILED IN SUCH ACTION, IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. MAKER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OR HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO BRING ANY ACTION OR CONFESS JUDGMENT THEREIN SHALL BE DEEMED TO EXHAUST THE POWER, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS PAYEE SHALL ELECT UNTIL ALL AMOUNTS PAYABLE TO PAYEE HEREUNDER SHALL HAVE BEEN PAID IN FULL.


                                      -2-
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         11. WAIVER OF JURY TRIAL. MAKER AND PAYEE (BY ACCEPTANCE OF THIS NOTE)
MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF PAYEE RELATING TO THE ADMINISTRATION OF THE LOAN OR ENFORCEMENT OF THE LOAN DOCUMENTS, AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. MAKER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF PAYEE HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PAYEE WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS NOTE AND MAKE THE LOAN.

         12. Successors and Assigns. This Note shall bind Maker and its successors and assigns and the benefits hereof shall inure to the benefit of Payee and its successors and assigns.

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         IN WITNESS WHEREOF, and intending to be legally bound hereby, Maker has caused this Note to be duly executed as of the day and year first above written.

                              NEWPORT PLAZA ASSOCIATES, L.P., a
                              Delaware limited partnership, d/b/a Newport
                              Plaza Shopping Center, by its sole
                              general partner, as follows:

                                  CIF-Newport Plaza Associates, LLC, a
                                  Delaware limited liability company,
                                  by its sole member, as follows:

                                       Cedar Income Fund Partnership, L.P., a
                                       Delaware limited partnership, by its sole general partner, as follows:

                                                Cedar Income Fund, Ltd., a
                                                Maryland corporation

Attest:                                         By:
       -------------------------                   ----------------------------
         Stuart H. Widowski                         Brenda J. Walker
         Secretary                                  Vice President